UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                 Chapter 11
US Airways, Inc., et al.                                                                                    Case Number: 04-13819
Debtors                                                                                                            Jointly Administered
                                                                                                                        Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
JULY 1, 2005 THROUGH JULY 31, 2005

DEBTORS' ADDRESS:

US Airways, Inc., et al.
2345 Crystal Dr.
Arlington, VA 22227

DEBTORS' ATTORNEYS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, VA 22102-4215
(703) 712-5000

REPORT PREPARER:

US Airways, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: August 26, 2005                                                   DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier                              By:       /s/ Anita P. Beier
Senior Vice President-Finance and Controller
Address: 2345 Crystal Drive
Arlington, VA 22227
Phone: 703-872-7000

Table of Contents

I.       Monthly Operating Report Cover Page

II.       Unaudited Consolidated Financial Statements

A.     US Airways Group, Inc. Condensed Consolidated Statement of Operations
B.     US Airways Group, Inc. Condensed Consolidated Balance Sheet
C.     US Airways Group, Inc. Condensed Consolidated Statement of Cash Flows

III.     Additional Schedules

A.     Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance
B.     Description of Tax Trusts
C.     Insurance Policies
D.     Payments to Professionals
E.     Banking Accounts and Financial Institution Relationships
F.     Sales of Deminimis Assets
G.     Certifications

IV.     Questionnaire
1.	Accounting Basis: Cash Accrual X
2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Senior Vice President-Finance and Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 26,890 Represents Debtors' total full time equivalents as of July 31, 2005.
4.	Have there been any changes in the nature of your business since the last reporting period? Yes ______ No X Explain:
5.	Are all Business Licenses current? Yes X No_____ Not applicable ______
6.	Total Accounts Receivable: See Exhibit III-A
7.	Post-Petition Accounts Payable: See Exhibit III-A
8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B
10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:
11.	Insurance Policies: See Exhibits III-C and III-G
12.

Actions of Debtors: During the reporting period, did the debtors:

A.   Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No    X      If yes, explain:

B.   Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes    X        No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?
Yes ______  No    X       If yes, explain:

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D
15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ 43,750

EXHIBIT II-A

US Airways Group, Inc.
Consolidated Statement of Operations
for the month ended July 31, 2005

(unaudited)
(in thousands)

Operating Revenues
Passenger transportation	$ 622,484
Cargo and freight	8,389
Other	47,413
Total Operating Revenues	678,286

Operating Expenses
Personnel costs	139,014
Aviation fuel	161,031
US Airways Express capacity purchases	76,006
Other rent and landing fees	43,056
Aircraft rent	42,441
Selling expenses	30,714
Aircraft maintenance	34,967
Depreciation and amortization	17,656
Other	99,838
Total Operating Expenses	644,723
Operating Income	33,563

Other Income (Expense)
Interest income	1,631
Interest expense, net	(23,617)
Reorganization items, net	(7,243)
Other, net	(1,993)
Other Income (Expense), Net	(31,222)

Income Before Taxes	2,341
Income Tax Benefit	-
Net Income	$ 2,341

EXHIBIT II-B

US Airways Group, Inc. Consolidated Balance Sheet as of July 31, 2005

(unaudited, in thousands)
Current Assets
Cash and cash equivalents	$489,653
Restricted cash	131,218
Receivables, net	321,329
Materials and supplies, net	179,589
Prepaid expenses and other	179,322
Total Current Assets	1,301,111

Property and Equipment
Flight equipment	2,744,258
Ground property and equipment	366,523
Less accumulated depreciation and amortization	(389,053)
2,721,728
Purchase deposits for flight equipment	72,494
Total Property and Equipment	2,794,222

Other Assets
Goodwill	2,489,638
Other intangibles, net	515,103
Restricted cash	591,706
Other assets, net	80,678
Total Other Assets	3,677,125
Total Assets	$7,772,458

Current Liabilities
Current maturities of debt, capital lease obligations and debtor in possession financing	$856,955
Accounts payable	407,126
Traffic balances payable and unused tickets	978,288
Accrued aircraft rent	60,769
Accrued salaries, wages and vacation	167,984
Other accrued expenses	334,742
Total Current Liabilities	2,805,864

Noncurrent Liabilities and Deferred Credits
Long-term debt and capital lease obligations, net of current maturities	75,715
Deferred gains and credits, net	161,413
Postretirement benefits other than pensions	1,906
Employee benefit liabilities and other	241,887
Total Noncurrent Liabilities and Deferred Credits	480,921

Liabilities Subject to Compromise	5,145,517

Commitments and Contingencies

Stockholders' Deficit
Class A Common Stock	50,616
Class B Common Stock	5,000
Paid-in capital	410,522
Accumulated deficit	(1,126,177)
Common stock held in treasury, at cost	(2,815)
Deferred compensation	(5,819)
Accumulated other comprehensive income	8,829
Total Stockholders' Deficit	(659,844)
Total Liabilities and Stockholders' Equity	$7,772,458

EXHIBIT II-C

US Airways Group, Inc.
Condensed Consolidated Statement of Cash Flows
for the month ended July 31, 2005

(unaudited)
(in thousands)

Net cash used for operating activities before reorganization items	$(135,961)
Reorganization items, net	(10,530)
Net cash used for operating activities	(146,491)

Cash flows from investing activities
Capital expenditures and purchase deposits for flight equipment, net	(2,844)
Proceeds from dispositions of property	654
Increase in restricted cash	70,080
Net cash provided by investing activities	67,890

Cash flows from financing activities
Proceeds from debt	21,118
Principal payments on debt and capital lease obligations	(9,484)
Net cash used for financing activities	11,634
Net decrease in cash and cash equivalents	(66,967)
Cash and cash equivalents at beginning of period	556,620
Cash and cash equivalents at end of period	$489,653

EXHIBIT III-A

Consolidated Accounts Receivable Aging
Days Past Due	7/31/05
0-30 Days	$ 232,848,090
31-60 Days	14,264,140
61-90 Days	3,941,474
91+ Days	19,851,597
Other (1)	76,056,285
Total Accounts Receivable	346,961,586
Amount Considered Uncollectible	(25,632,161)
Accounts Receivable, Net (2)	$ 321,329,425

Notes:

(1)  Other accounts receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

(2)  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

Days Past Due	7/31/05
Current	$ 25,259,395
1-7 Days	7,563,630
8-30 Days	4,919,704
31-60 Days	2,566,410
61-90 Days	5,743,401
91+ Days (1)	(9,139,878)
Total Accounts Payable (2)	$ 36,912,662

Notes:
(1)  A debit balance exists for the period 91+ days due to outstanding credits that have not been applied to specific invoices or collected.

(2)  The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems. In the event that a liability is estimated for financial reporting purposes, but no invoice was received as of July 31, 2005, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash and Cash Equivalents Balance

Total Consolidated Cash and Cash Equivalents Balance              $ 489,653,000

EXHIBIT III-B

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. The continued use of the trust funds has been approved by the Bankruptcy Court and are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1 & 5
This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. In May 2003, Trust Fund 5 was established and several components originally funded through Trust Fund 1 were moved to Trust Fund 5. Since the date of funding, all payments associated with each Trust's components have been paid through the trusts and daily funding has occurred based on the estimated daily obligation.

The components of Trust Funds 1 and 5 are as follows:
       Trust 1

*   Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
*   Federal unemployment taxes; and
*   Federal jet fuel taxes

Trust 5

*   Federal air transportation excise taxes;
*   Federal security charges;
*   Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
*   Federal Immigration and Naturalization Service (INS) fees;
*   Federal customs taxes; and
*   Passenger facility fees and charges (PFCs) (moved from Trust Fund 3)

As a result of changes to Federal law concerning airlines that file for bankruptcy protection, US Airways is required to segregate all PFCs into a separate account. Effective for payments due on and after November 30, 2004, a separate account within Trust 5 was established to pay airports and/or sponsor agencies amounts owed under the PFC legislation.

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. The Company has not made any additional contributions to Trust Fund 2 since the initial funding on May 31, 2002. The monthly activity in Trust 2 consists of the payment of monthly administrative fees and the investment of monthly dividends.

The components of Trust Fund 2 are as follows:

*   State and local income tax withholding;
*   Employment taxes and related charges;
*   State unemployment and supplemental unemployment;
*   Disability taxes; and
*   Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. The only component of Trust Fund 3 was the passenger facility fees and charges (PFCs). In May 2003, the funding of PFCs was moved to Trust Fund 5, such that all monies in Trust Fund 3 were utilized to pay PFCs from May 2003 to July 2003. Trust Fund 3 is still open, although inactive, since July 2003. The Trustee has the power to terminate the Trust.

Trust Fund 4

This trust was established on June 21, 2002 with the initial funding of $33.6 million occurring on the same day. The Company has not made any additional contributions to Trust Fund 4 since the initial funding on June 21, 2002.

The components of Trust Fund 4 are as follows:

*   Non-statutory payroll deductions, including employee payments/contributions

*   Federal-related and federal security tax-instituted trust fund taxes and charges (note that no Federal related charges are currently included in the initial funding estimates for Trust Fund 4. All Federal charges are accounted for in Trust Fund 1.)

EXHIBIT III-C

Insurance Policies

The table below reflects changes during the period July 1 - July 31, 2005 to the insurance policies and coverage previously disclosed in the Debtor's Monthly Operating Reports for the periods September 12, 2004 to June 30, 2005. Policies included in the Monthly Operating Reports for the periods September 12, 2004 through June 30, 2005 are still subject to the same terms unless noted below.

US Airways Group, Inc.

Media & Advertising Liability Policy	National Casualty Company	LS 030283	7/18/05 - 7/18/06

EXHIBIT III-D

Payments to Professionals
	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid	Total Paid to Date	Total Incurred and Unpaid (1)
1.	Alvarez & Marsal, LLC			$ 49,665	$ 665,635	$ 12,635
2.	American Appraisal Associates, Inc.			-	8,821	23,214
3.	Arnold & Porter LLP			935,106	7,057,770	1,866,594
4.	Curtis, Mallet-Prevost, Colt & Mosle LLP			-	-	356,413
5.	Donlin, Recano & Company, Inc.			13,971	776,447	90,977
6.	FTI Consulting, Inc.			526,349	3,643,794	1,222,931
7.	Giuliani Partners LLC / Ernst & Young			38,534	1,533,106	740,596
8.	KPMG LLP			298,032	1,544,448	296,990
9.	Lazard Freres & Co. LLC			260,147	2,571,471	271,029
10.	LECG, Inc.			-	281,607	38,994
11.	McGuireWoods LLP			200,761	2,668,672	615,783
12.	McKenna Long & Aldridge LLP			61,085	383,314	151,318
13.	MergeGlobal, Inc.			23,660	547,064	249,763
14.	Moore & Van Allen PLLC			38,286	652,790	52,644
15.	O'Melveny & Myers LLP			51,601	1,742,657	269,660
16.	Otterbourg, Steindler, Houston and Rosen, P.C.			130,948	1,316,903	652,470
17	Seabury Aviation Advisors, Inc.			737,435	7,666,997	964,930
18.	Swidler Berlin Shereff Friedman LLP			-	142,304	5,164
19.	Thelen Reid & Priest LLP			-	605,183	18,244
20.	Vorys, Sater, Seymour and Pease LLP			22,597	290,768	76,751
21.	Watson Wyatt & Company			-	114,057	648
	Total			$ 3,388,177	$ 34,213,808	$ 7,977,748

Notes:
(1) This listing represents fees and expenses submitted by professionals for the period of September 12, 2004 through June 30, 2005 based upon fee statements submitted to the Company and approved or paid through July 31, 2005. All fee statements are subject to review and possible reduction. There are other ordinary course professionals to which fees have been paid since the inception of the Chapter 11 cases in accordance with the First Day Order entered on September 13, 2004, and are not reported herein.

EXHIBIT III-E

Banking Accounts and Financial Institution Relationships

As of July 31, 2005, the Debtors discontinued their relationship with Banco de Costa Rica. See the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 for a complete list of financial institution relationships as previously updated by the Monthly Operating Report for the period June 1 - June 30, 2005.

EXHIBIT III-F

Sales of De Minimis Assets

The following information is being provided in accordance with the December 15, 2004 Order Authorizing and Approving Procedures for the Sale of De Minimis Assets Pursuant to Section 363 of the Bankruptcy Code.
Date	Asset Description	Sales Price
7/01/05	Surplus Inventory	$ 26,000
7/06/05	Surplus Inventory	40,000
7/18/05	Spare Aircraft Rotable Parts	443,925
7/18/05	Surplus Inventory	28,000
7/19/05	Surplus Inventory	36,807

Notes:
This listing represents individual sale transactions in excess of $20,000.

Exhibit III-G

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance
The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of July 31, 2005.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: August 26, 2005

By:        /s/ Anita P. Beier  ____________________

Name:   Anita P. Beier  _______________________

Title:   Senior Vice President-Finance and Controller_

Exhibit IV
Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X
2.	Have any payments been made on pre-petition liabilities this reporting period?	X
3.	Have any post-petition loans been received by the debtors from any party?	X
4.	Have any pre-petition taxes been paid during the reporting period?		X
5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
In accordance with and as authorized by the Bankruptcy Court, the Debtors have made certain payments on pre-petition liabilities.

Question 3
In accordance with an agreement with a certain creditor, the Debtors have received funds during the current reporting period on a post-petition loan.